UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 5, 2014

RIVERBED TECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33023	03-0448754
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

680 Folsom Street

San Francisco, CA 94107

(Address of principal executive offices, including zip code)

(415) 247-8800

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

The information contained in Item 3.03 below regarding Amendment No. 2 to the Rights Agreement (as defined below) is incorporated by reference into this Item 1.01.

Item 3.03.	Material Modifications to Rights of Security Holders.

On November 5, 2014, the Board of Directors of Riverbed Technology, Inc. (the “Company”) approved an amendment (“Amendment No. 2”) to the Company’s existing Preferred Shares Rights Agreement, dated as of November 11, 2013, as amended on November 27, 2013, by and between the Company and Computershare Trust Company, N.A., as rights agent (the “Rights Agreement”), to extend the Final Expiration Date (as used therein) to November 11, 2015. On November 6, 2014, the Company and the Rights Agent executed Amendment No. 2.

As previously announced, at the time of the Company’s 2015 Annual Meeting, the Company will provide its stockholders with the opportunity to vote on the Rights Agreement.

The foregoing description of Amendment No. 2 is only a summary, does not purport to be complete and is qualified in its entirety by reference to Amendment No. 2, a copy of which is attached as Exhibit 4.3 and is incorporated herein by reference. The Rights Agreement and Amendment No. 1 to the Rights Agreement, copies of which were previously filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K filed on November 12, 2013 and Exhibit 4.5 to the Company’s Annual Report on Form 10-K filed on February 14, 2014, respectively, are also incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

4.1	Preferred Shares Rights Agreement, dated as of November 11, 2013, as amended, by and between Riverbed Technology, Inc. and Computershare Trust Company, N.A., as rights agent (incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on November 12, 2013).

4.2	Amendment No. 1 to Preferred Shares Rights Agreement, dated as of November 27, 2013, by and between Riverbed Technology, Inc. and Computershare Trust Company, N.A. (incorporated by reference to Exhibit 4.5 to the Annual Report on Form 10-K filed by the Company with the Securities and Exchange Commission on February 14, 2014).

4.3	Amendment No. 2 to Preferred Shares Rights Agreement, dated as of November 6, 2014, by and between Riverbed Technology, Inc. and Computershare Trust Company, N.A.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RIVERBED TECHNOLOGY, INC.

Date: November 7, 2014	By:	/s/ Brett Nissenberg
Brett Nissenberg General Counsel and Senior Vice President

EXHIBIT INDEX

Exhibit No.	Description

4.1	Preferred Shares Rights Agreement, dated as of November 11, 2013, as amended, by and between Riverbed Technology, Inc. and Computershare Trust Company, N.A., as rights agent (incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on November 12, 2013).

4.2	Amendment No. 1 to Preferred Shares Rights Agreement, dated as of November 27, 2013, by and between Riverbed Technology, Inc. and Computershare Trust Company, N.A. (incorporated by reference to Exhibit 4.5 to the Annual Report on Form 10-K filed by the Company with the Securities and Exchange Commission on February 14, 2014).

4.3	Amendment No. 2 to Preferred Shares Rights Agreement, dated as of November 6, 2014, by and between Riverbed Technology, Inc. and Computershare Trust Company, N.A.